Exhibit 23.0
Consent of Independent Certifying Accountant


                            DiRocco & Company, C.P.A.
                           3601 West Commercial Blvd.
                                    Suite 39
                            Ft. Lauderdale, FL 33309

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 20, 2004 appearing in the Annual Report on Form 10-KSB of Zkid Network Company for the year ended December 31, 2003.

DiRocco & Company, C. P.A.

/s/ DiRocco & Company, C.P.A.
-----------------------------
Ft. Lauderdale, Florida
April 20, 2004